                     SCHEDULE 14A INFORMATION
    Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

( )   Preliminary Proxy Statement
( )   Confidential, for Use of the Commission Only (as
      permitted by Rule 14a-6(e)(2))
(X)   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                         MW MEDICAL, INC.
-------------------------------------------------------------------
         (Name of Registrant as Specified in its Charter)

-------------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required
( )  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

( )  Fee paid previously with preliminary materials.


( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                         MW MEDICAL, INC.
                      6955 E. Caballo Drive,
                     Paradise Valley, Arizona
                             85253


                                                  November 19, 1999

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of MW Medical, Inc., which will be held on December
10, 1999 at 11:00 a.m., Pacific Standard Time at 101 Convention
Center Drive, Suite 1200, Las Vegas, Nevada  89109.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed postage-paid envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.



                                      Sincerely,

                                      \s\ Jan Wallace

                                      Jan Wallace
                                      President

                        MW MEDICAL, INC.
            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       December 10, 1999

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of Common Stock of MW Medical, Inc. (the "Common Stock") will be held at 101 Convention Center Drive, Suite 1200, Las Vegas, Nevada 89109 on December 10, 1999 at 11:00 a.m., Pacific Standard Time, for the following purposes:

1. To elect directors.

2. To approve the Incentive Stock Option Plan created by the board of directors on March 23, 1999.

3. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on November 1, 1999 are entitled to notice of, and to vote at, this meeting.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           \s\ Grace Sim

                           Grace Sim, Secretary

November 19, 1999
                           IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL SOLICITATION. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                         MW MEDICAL, INC.
                      6955 E. Caballo Drive,
                     Paradise Valley, Arizona
                               85253


                                          November 23, 1999


                PROXY STATEMENT FOR ANNUAL MEETING
                         OF SHAREHOLDERS
                   TO BE HELD DECEMBER 10, 1999

This Proxy Statement, which was first mailed to shareholders on or about November 23, 1999, is furnished in connection with the solicitation of proxies by the Board of Directors of MW Medical, Inc. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 11:00 a.m. on December 10, 1999, at 101 Convention Center Drive, Suite 1200, Las Vegas, Nevada 89109 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on November 1, 1999 will be entitled to vote at the meeting on the basis of one vote for each share held. On November 1, 1999, there were 17,925,670 shares of common stock outstanding, held of record by 478 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date. A shareholder proposal submitted outside the processes of SEC Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ANY OTHER PERSON.

                             MEETING

PLACE, DATE AND TIME

The Annual Meeting will be held at 101 Convention Center Drive,
Suite 1200, Las Vegas, Nevada 89109, on December 10, 1999 at 11:00 a.m. Pacific Standard Time.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on November 1, 1999 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. At the Record Date, there were 17,925,670 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 478 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors, officers and employees (who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview. The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares. The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this Proxy Statement and related materials. The Company has spent approximately $5,000 in legal and other expenses in the preparation of this proxy statement and other expenses connected with the solicitation of security holders. It is anticipated that the Company will spend an additional $5,000 in solicitation of security holders before the meeting is held.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Grace
Sim at 6955 E. Caballo Drive, Paradise Valley, AZ 85253.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to elect directors and approve the Company's Incentive Stock Option Plan created by the board of directors on March 23, 1999. See the section entitled "Incentive Stock Option Plan" for background and details.

VOTE REQUIRED

Twenty Five Percent (25%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The affirmative vote of a majority of those shares in favor of the Incentive Stock Option Plan will be necessary to approve the plan, and the nominees receiving the four highest number of votes will be elected to the board of directors. Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies. If no contrary instructions are indicated, such shares will be voted FOR approval of incentive stock option plan and FOR the nominees for the Board named herein, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware). Shares represented by proxies that have voted against the propositions presented at the meeting can not be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Under the rules of the NASD, although brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners, brokers will not be entitled to vote on the approval of the Merger Agreement absent specific instructions. Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy; (2) returning a duly executed proxy bearing a later date; or (3) attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not by itself constitute revocation of a proxy. There are no dissenters rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE
INFORMATION PRESENTED IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED
PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.


                     ELECTION OF DIRECTORS

Four directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

NOMINEES

Name              Age
----              ---
Jan Wallace       43
Grace Sim         38
Elliot Smith      67
Jack Friedland    59

Jan Wallace was President, Chief Executive Officer and a director
of MW at its inception in December, 1997.   Ms. Wallace resigned as
President and Chief Executive Officer effective October 1, 1998 and was then re-appointed on July 9, 1999 after the resignation of former President Paul Banko. Ms. Wallace has been employed by Dynamic since April 1995, when she was elected to the Board of Directors and accepted the position of Chief Operating Officer. She is currently a director and the President of Dynamic. Ms. Wallace was previously Vice President of Active Systems, Inc. a Canadian company specializing in SGML Software, an ISO standard, in Ottawa, Ontario for the period from 1993 to 1994. Before that, she was President and Owner of Mailhouse Plus, Ltd., an office equipment distribution company which was sold to Ascom Corporation. She has also been in management with Pitney Bowes-Canada and Bell Canada where she received its highest award in Sales and Marketing. Ms. Wallace was educated at Queens University in Kingston, Ontario and Carleton University, Ottawa, Ontario in Political Science with a minor in Economics.

Grace Sim has been the Secretary/Treasurer and a director of MW since its inception in December 1997. She is also currently the Secretary/Treasurer and a director of Dynamic Associates, Inc., a public company. Ms. Sim joined Dynamic in January 1997. Before joining Dynamic, Ms. Sim owned Sim Accounting, an accounting consulting company in Ottawa, Ontario, Canada. Between 1993 and 1994, she worked as the controller with Fulline, an office equipment company and with Mailhouse Plus Ltd. between 1990 and 1992. Ms. Sim received her Bachelor of Mathematics with honors from the University of Waterloo in Waterloo, Ontario.

Elliot Smith is a Director of the Company appointed on September 16, 1999. Mr. Smith has held a variety of senior management-level positions in some of the world's most prestigious financial institutions during the past 40 years. Mr. Smith began a 29 year career with Prudential Bache in 1954 when he was hired as a Registered Representative in its Syracuse, New York office. By 1973, Mr. Smith was elected to the Board of Directors of Bache & Company Inc. In 1977, he was named Senior Officer of Commodity Division and Metal Company and in 1980, was elected President of Bach Haley Stuart Metal Company Inc. On leaving Prudential-Bache in 1983, Mr. Smith served as Executive Vice President at R. Lewis Securities, Inc., located in New York City and from 1983 to 1995, was President of Whale Securities Company, L.P., in New York. Since 1995, Mr. Smith has served as President of the Equity Division of Rickel & Associates, Inc., an investment company. Mr. Smith has also been elected to the Boards of The Pennington School and Jullians Corporation. He is a former Member and Director of the Chicago Board of Options Exchange; Governor of the American Stock Exchange (AMEX); Governor and Chairman of the AMEX Commodities Exchange; Director and Member of the Executive Committee of the Securities Industry Automation Corp. and a past President of the Association of Investment Brokers. Mr. Smith is currently Executive Vice President, Investments at Oscar Gruss & Son, Inc.

Jack Friedland is a Director of the Company appointed on September 16, 1999. Dr. Friedland has operated a medical office in Phoenix, Arizona for the past 25 years. Dr. Friedland specializes in aesthetic plastic and reconstructive surgery for both children and adults. Dr. Friedland completed his undergraduate education at the University of Wisconsin (Madison), received his Bachelor of Science degree from Northwestern University in 1962 and graduated from Northwestern Medical School in 1965 where he was elected to the Alpha Omega Alpha Honor Medical Society. Following his graduation from medical school, Dr. Friedland's post-doctoral work included a surgical internship (1965-1966) and surgical residency (1966-1970) through New York University - Bellevue Medical Center. Dr. Friedland was Surgery Resident and Chief Resident during his surgical residency at N.Y.U. from 1966-1970, and Chief Resident and Plastic Surgery Resident at the Institute of Reconstructive Plastic Surgery, N.Y.U. Medical Center, from 1972-1974. Dr. Friedland maintains three board certifications: National Board of Medical Examiners (1966), American Board of Surgery (1971), and American Board of Plastic Surgery (1975) and is a Fellow with the American College of Surgeons. Dr. Friedland is also a former President and current member of the Board of Trustees of the prestigious American Society for Aesthetic Plastic Surgery. Dr. Friedland has authored numerous published books and peer-reviewed articles in his practice specialty.

INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") has no Committees. The Board met two times during this fiscal year and as issues were raised signed several written consents to action without meeting. All directors attended 75% or more of the aggregate number of Board meetings. The current Board includes Jan Wallace, Grace Sim, Elliot Smith and Jack Friedland. On July 9, 1999, Paul Banko resigned as President, director and CEO of the Company, and on September 15, 1999 the Board voted to enlarge its membership to four. At the same meeting, Elliot Smith and Jack Friedland were appointed to the vacant Board seats.

The directors are not currently paid for acting as members of the board, other than receiving stock options.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company in 1998:

                    Annual Compensation Table

	           Annual Compensation	    Long-term Compensation
                 -------------------          ----------------------
                                    Other   Re-                        All
                                    Annual  stricted                   other
                                    Compen- Stock   Options  LTIP      Compen-
Name  Title Year Salary     Bonus   sation  Awarded  /SARs  Payouts($) sation
----  ----- ---- --------   -----   ------- ------- ------- ---------- -------
Jan   Chair-1998 $150,000(1) $ 0       0       0       0       0          0
Wallace man
Director

Paul Pres-  1998 $ 36,000(2) $ 0       0       0       0       0          0
E.   ident
Banko
CEO

Grace Di-   1998 $ 80,000(3) $ 0       0       0       0       0          0
Sim   rect-
Secret- or
ary/
Treasurer

Elliot Di-  1998 $      0    $ 0       0       0       0       0          0
Smith	rector

Jack   Di-       $      0    $ 0       0       0       0       0          0
Fried- rector
land
------------------------------------------------------------------------------
(1) Includes $86,393 accrued at 12/31/98.
(2) For October 1, 1998 to December 31, 1998
(3) Includes $45,569 accrued at 12/31/98.

Please note that the type and amount of compensation paid in 1998 may differ materially from what is paid in 1999.

Options
-------

In March 1999, MW granted 400,000 options to Paul E. Banko, 400,000 to Jan Wallace, and 200,000 to Grace Sim. The options allow the holders to purchase common shares of MW for $1.00 per share. Fifty percent (50%) of these options are exercisable immediately and 50% require a one-year waiting period. A number of other employees were granted options on similar terms. Subsequently, Paul Banko resigned and an agreement was reached in which he retained 200,000
of his original 400,000 options.   Upon appointment to the Board,
Elliot Smith and Jack Freidland were granted 100,000 options each at a price of $2.62 per share on the same terms as the other directors.

                       THE BOARD RECOMMENDS
              A VOTE IN FAVOR OF THE NAMED NOMINEES.

                  INCENTIVE STOCK OPTION PLAN

On March 23, 1999, the Board of Directors of the Company created and approved an Incentive Stock Option Plan in the form and content attached to this document. The stated purpose of this Plan is to strengthen the Company by providing incentive stock options as a means to attract, retain and motivate key corporate personnel, through ownership of stock of the Company, and to attract individuals of outstanding ability to render services to and enter the employment of the Company or its subsidiaries.

The Board has approved the issuance of options to purchase
1,555,000 shares of MW's common stock at a price of $1.00 per share, and 575,000 shares at $2.62 per share.

In summary, this Plan provides as follows:

Types of Stock Options

There are two types of Stock Options that may be granted: (1)
Options intended to qualify as Incentive Stock Options under
Section 422 of the Internal Revenue Code ("Qualified Stock
Options"), and (2) Options not specifically authorized or qualified for favorable income tax treatment under the Internal Revenue Code ("Non-Qualified Stock Options").

Administration of the Plan

The Plan is administered by a Plan Administrator serving at the pleasure of the Board of Directors. Currently the Plan Administrator is Elliot Smith. Subject to the provisions of the Plan, the Plan Administrator has authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, to select, from time to time, among the eligible employees and non-employee consultants of the Company and its subsidiaries those employees and consultants to whom Stock Options will be granted, to determine the duration and manner of the grant of the Options, to determine the exercise price, the number of shares and other terms covered by the Stock Options, to determine the duration and purpose of leaves of absence which may be granted to Stock Option holders without constituting termination of their employment for purposes of the Plan, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Board of any provision of the Plan, or of any agreement issued and executed under the Plan, is final and binding upon all parties. No member of the Board, nor the Plan Administrator, can be held liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

Grant of Options

The Company is authorized to grant Incentive Stock Options as defined in section 422 of the Code to any employee or director of the Company, or of any of its subsidiaries; provided, however, that no person who owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its parent or subsidiary corporations, shall be eligible to receive an Incentive Stock Option under the Plan unless at the time such Incentive Stock Option is granted the Option price is at least 110% of the fair market value of the shares subject to the Option, and such

Option by its terms is not exercisable after the expiration of five years from the date such Option is granted.

An employee may receive more than one Option under the Plan. Non-Employee Directors are eligible to receive Non-Qualified Stock Options in the discretion of the Plan Administrator. In addition, Non-Qualified Stock Options may be granted to Consultants who are selected by the Plan Administrator.

Stock Subject to Plan

The stock available for grant of Options under the Plan are shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares that may be issued pursuant to exercise of Options granted under the Plan, as amended, can not exceed 2,500,000 shares of Common Stock (subject to adjustment as provided herein), including shares previously issued under the Plan. The maximum number of shares for which an Option may be granted to any Optionee during any calendar year can not exceed 500,000 shares.

Terms and Conditions of Options

Specific requirements for the terms and conditions of all Option
Agreements entered into are detailed in the Plan.

Termination or Amendment of the Plan

The Board may at any time terminate or amend the Plan; provided that, without approval of the shareholders, the board cannot: (a) increase the total number of shares covered by the Plan, (b) change the class of persons eligible to receive options, (c) reduce the exercise price of Options granted under the Plan, or (d) extend the latest date upon which Options may be exercised. In addition, without the consent of the Optionee, the board may not make any amendments that would adversely affect any outstanding or unexercised option agreements.

Indemnification

The Plan Administrator is indemnified by the Company under the Plan against reasonable expense, including attorney's fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding for which he is a party by reason of any action taken or failure to act under or in connection with the Plan or any Option. He is also indemnified against any and all amounts paid by him in settlement, or for any amounts paid by him in satisfaction of a judgment in any such action, suit, or proceeding, except in relation to matters in which he is judged liable for negligence or misconduct in the performance of his duties.

Effective Date and Term of the Plan

This Plan became effective (the "Effective Date") on the March 23, 1999, the date of adoption by the board of directors. Options granted under the Plan prior to shareholder approval are subject to cancellation by the Plan Administrator if shareholder approval is not obtained within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, this Plan will expire on December 31, 2008.

The following table summarizes the benefits of this Plan as received by the officers and directors of the Company to date.

Name and Position		Dollar Value*		Number of Units
-----------------               -------------           ---------------
Jan Wallace Director/President	$1,600,000		  400,000
Grace Sim Director/Sec./Treas.	$  800,000		  200,000
Elliot Smith			$  400,000		  100,000
Jack Freidland			$  400,000		  100,000

Executive Group			$2,400,000		  600,000
Director Group			$3,200,000		  800,000
Non-executive Director Group	$  800,000		  200,000
Employee Group			$5,320,000		1,330,000
-----------------------------------------------------------------
* based on market price of $4.00 at closing on November 1, 1999.


THE BOARD RECOMMENDS A VOTE IN FAVOR OF THE INCENTIVE STOCK
                        OPTION AGREEMENT.

MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC
Bulletin Board under the trading symbol "MWMD".    As of October
29, 1999, the last date on which the Common Stock was traded prior to the fixing of the record date for voting, the high and low sales prices of the Common Stock on the OTC Bulletin Board was $4.09 per share and $3.66 per share, respectively. On November 17, 1999, the latest practicable trading day before the filing of this Proxy Statement with the SEC, the high and low sales prices of the Common Stock on the OTC Bulletin Board were $3.56 per share and $3.09 per share, respectively.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

The high and low sales price of the Common Stock on the OTC
Bulletin Board during the past two years by quarter are as follows:


                                      HIGH            LOW
                                      -------         ------
1999
First Quarter                         Not Trading*
Second Quarter                        $2.00           $1.00
Third Quarter                         $3.93           $1.75
Fourth Quarter (through 11-1-99)      $4.09           $3.50
-------------------------------------------------------------------
*Trading of MW's stock did not begin until Second Quarter 1999.

    SELECTED FINANCIAL INFORMATION CONCERNING THE COMPANY

The selected summary consolidated financial data presented below for each of the last fiscal years ended December 31, 1998 have been derived from the Company's historical financial statements. This data should be read in conjunction with the consolidated financial statements and notes thereto of the Company included in the Annual Report on Form 10-K, filed April 15, 1999 for the fiscal year ended December 31, 1998, which is incorporated by reference into this Proxy Statement.

In Thousands (except per share amounts):

                             6/99     1998   1997   1996

Total Revenue                   0        0      0      0

Operating Income (loss)      (789)   (1221) (1134)  (605)

Income (loss) before
Income Tax Expense           (775)    1106  (1127)  (595)

Net Income (loss)            (776)     433  (1252)  (467)

Income (loss) per share	    $(.05)    $.03  $(.09) $(.03)

Total assets                 2189     1404   2539   2609

Current portion of notes
Payable and L/T debt          425        0     90     48

Notes payable and L/T debt.
Less Current portion            0        0   2330   1556

Total Shareholder
Equity (deficit)             1097     1198   (256)   996

Dividends declared and          0        0      0      0
Paid


                       SECURITY OWNERSHIP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of the Company's common stock held by all persons who, to the knowledge of the Company, beneficially owned more than five percent (5%) of the outstanding shares of the Company's common stock as of November 1, 1999, or, in certain instances as described in the footnotes below, as of a date of the filing by such person of a Schedule 13G with the Securities and Exchange Commission ("Commission"). According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days. Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

                Name and address       Amount of             Percent
Title of class  of beneficial owner    beneficial ownership  of class
--------------  -------------------    --------------------  --------
Common Stock    High Octane Fund Ltd
                HWR Services
                Craigmuir Chamber
                PO Box 71
                Road Town,
                Tortola BVI            990,608                5.53%


Common Stock    Chase Manhattan Bank
                4 New York Plaza
                13th Floor
                New York, NY         2,733,995               15.25%

Common Stock    Bank Safe Deposit
                & Trust Co.
                C/O Mellon Bank
                Mellon Bank NA
                Three Mellon Bank Center
                Room 153-3015
                Pittsburgh, PA       1,332,600                7.43%


The Company knows of no other person who is the beneficial owner of more than five percent of the Company's common stock.

SECURITY OWNERSHIP OF CERTAIN MANAGEMENT OF THE COMPANY

The following table sets forth information, as of November 1, 1999, concerning the Company's common stock owned by: (i) each director;
(ii) the Chief Executive Officer and the other executive officers of the Company who earned more than $100,000 during fiscal 1998 and were serving as executive officers at the end of fiscal 1998; and
(iii) all directors and officers of the Company as a group. According to rules adopted by the Commission, a person is the "beneficial owner" of securities if he or she has, or shares, the power to vote them, or to direct their investment, or has the right to acquire beneficial ownership of such securities within 60 days.
 Unless otherwise indicated, all persons have sole voting and investment power over all shares beneficially owned.

                Name and Address       Number of Shares   Percent
Class           of Beneficial Owner    Beneficial Owned   of class
--------------  -------------------    ----------------   --------
Common Stock    Jan Wallace            500,000(1)         2.79%
                (Chairman/President)
                6955 E. Caballo Dr.
                Paradise Valley,
                AZ 85253

Common Stock    Grace Sim               50,000(2)         0.28%
                (Secretary/Treasurer)
                6955 E. Caballo Dr.
                Paradise Valley,
                AZ 85253

Common Stock    Elliot Smith            34,000(3)         0.19%
                (Director)
                6955 E. Caballo Dr.
                Paradise Valley,
                AZ 85253

Common Stock    Jack Friedland               0(4)         0%
                (Director)
                6955 E. Caballo Dr.
                Paradise Valley,
                AZ 85253

Common Stock    All Officers and
                Directors              600,000            3.35%
                as a Group (4 persons)
-------------------------------------------------------------------
* Based on 17,925,670 shares of common stock outstanding as of November 1, 1999.
(1) Ms. Wallace also holds stock options to purchase 400,000 shares at a price of $1.00.
(2) Ms. Sim also holds stock options to purchase 200,000 shares at a price of $1.00.
(3) Mr. Smith also holds stock options to purchase 100,000 shares at a price of $2.62.
(4) Dr. Friedland also holds stock options to purchase 100,000 shares at a price of $2.62.


                       ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Smith & Company, independent public accountants, audited and reported on the consolidated financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 1998. Such financial statements can be found in the Company's 10K filed on April 15, 1999 and are incorporated by reference in this Proxy Statement. Representatives of Smith & Company are not expected to be present at the Annual Meeting. As of November 5, 1999, the Company dismissed Smith & Company and appointed Grant Thornton, LLP as its independent auditors. Representatives of Grant Thornton, LLP are not expected to be present at the Annual Meeting.

         INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

(i) 	the Company's Annual Report filed on Form 10-K filed
with the Commission on April 6, 1999, for the fiscal year ended December 31, 1998;

(ii)	the Company's Quarterly Reports filed on Form 10-QSB on
May 24, 1999 and August 23, 1999.

The following documents, attached hereto, are incorporated herein by reference:

Exhibit Number    Description
--------------    -----------
1                 Stock Option Plan

All reports and definitive proxy or information statements filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of this Proxy Statement and prior to the date of the Annual Meeting shall be deemed to be incorporated by reference into this Proxy Statement from the dates of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated in this Proxy Statement shall be deemed to be modified or superseded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom a Proxy Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Corporate Secretary at the address set forth below in "Other Matters."

                        ANNUAL MEETING

The 1999 Annual Meeting of Shareholders of the Company will be held on December 10, 1999 at 11:00 a.m., at 101 Convention Center Drive, Suite 1200, Las Vegas, Nevada 89109.

                        OTHER MATTERS

The Board, as of November 1, 1999 was not aware of any matters to be presented for action at the Annual Meeting other than the election of directors and the approval of the incentive stock option plan, and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

A copy of the Company's 1999 Annual Report on Form 10-K, incorporating the Company's audited financial statements for the year ended December 31, 1998, as required to be filed with the Commission will be provided upon written request without charge to any shareholder whose proxy is being solicited by the Board. The written request should be directed to the Secretary of the Company, 6955 E. Caballo Drive, Paradise Valley, Arizona 85253.

By Order of the Board of Directors
of MW Medical, Inc.

\s\ Jan Wallace
_______________________________
JAN WALLACE
President and Chief Executive Officer

                         MW MEDICAL, INC.
                              PROXY

    FOR ANNUAL MEETING OF THE SHAREHOLDERS OF MW MEDICAL, INC.
   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints JAN WALLACE and GRACE SIM, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of the Company to be held at 101 Convention Center Drive, Suite 1200, Las Vegas, Nevada 89109, on December 10, 1999 at 11:00 a.m. Pacific Standard Time, and at any adjournments thereof.

Please mark your votes as indicated   [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

1.  Election of directors: Jan Wallace, Grace Sim, Elliot Smith and
Jack Friedland.
                FOR Election       NOT FOR Election
                of directors          of directors
                    [_]                   [_]

    Except vote withheld from following nominee(s) listed above.

___________________________	________________________

2. Incentive Stock Option Plan.

                  FOR Plan           NOT FOR Plan
                    [_]                   [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.


Signature(s)                    Dated:  ________________, 1999


___________________________     ___________________________


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